UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2006

VONAGE HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-51947	11-3547680
(State or Other Juris-	(Commission	(IRS Employer
diction of Incorporation	File Number)	Identification No.)

23 Main Street, Holmdel NJ	07733
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (732) 528-2600

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐              Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On August 4, 2006, the Compensation Committee of the Board of Directors of Vonage Holdings Corp. (the “Company”) granted the following numbers of restricted stock units (“RSUs”) to the following executive officers: 50,000 to Michael F. Snyder, Chief Executive Officer; 50,000 to John S. Rego, Executive Vice President, Chief Financial Officer and Treasurer; 25,000 to Louis A. Mamakos, Executive Vice President and Chief Technology Officer; 50,000 to Sharon A. O’Leary, Executive Vice President, Chief Legal Officer and Secretary; and 65,000 to Michael Tribolet, President, Vonage America Inc. The RSUs vest in equal annual installments on the first through fourth anniversaries of August 4, 2006 and were granted under the Company’s 2006 Incentive Plan (the “Plan”).

For each of Mr. Snyder, Mr. Rego and Ms. O’Leary, in the event such executive officer’s employment terminates not later than 180 days after a Change of Control, due to termination by the Company without Cause or by the executive officer for Good Reason, any remaining unvested RSUs will vest as of the date of termination of employment (each such capitalized term as defined in the form of restricted stock unit agreement attached hereto as Exhibit 99.1).  For each of Mr. Mamakos and Mr. Tribolet, in the event that such executive officer’s employment terminates not later than 180 days after a Change of Control, due to termination by the Company without Cause or by the executive officer for Good Reason, the RSUs will vest as to one-half the number of unvested restricted shares as of the date of termination of employment (each such capitalized term as defined in the form of restricted stock unit agreement attached hereto as Exhibit 99.2).

The foregoing descriptions are qualified in their entirety by the form of the restricted stock unit agreements for the grant of the RSUs under the Plan attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively. The complete terms of such restricted stock unit agreements are incorporated herein by reference.

In addition, attached hereto as Exhibit 99.3 is the form of stock option grant agreement for nonqualified stock options under the Plan and attached hereto as Exhibit 99.4 is the form of restricted stock grant agreement under the Plan.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

99.1	Form of Restricted Stock Unit Agreement under the Vonage Holdings Corp. 2006 Incentive Plan (entered into with each of Michael F. Snyder, John S. Rego and Sharon A. O’Leary).
99.2	Form of Restricted Stock Unit Agreement under the Vonage Holdings Corp. 2006 Incentive Plan (entered into with each of Louis A. Mamakos and Michael Tribolet).
99.3	Form of Nonqualified Stock Option Agreement under the Vonage Holdings Corp. 2006 Incentive Plan.
99.4	Form of Restricted Stock Agreement under the Vonage Holdings Corp. 2006 Incentive Plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VONAGE HOLDINGS CORP.

Date: August 7, 2006	By:	/s/ Sharon A. O’Leary
Sharon A. O’Leary
Executive Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit No.:	Description:
99.1	Form of Restricted Stock Unit Agreement under the Vonage Holdings Corp. 2006 Incentive Plan (entered into with each of Michael Snyder, John Rego and Sharon O’Leary)
99.2	Form of Restricted Stock Unit Agreement under the Vonage Holdings Corp. 2006 Incentive Plan (entered into with each of Louis Mamakos and Michael Tribolet)
99.3	Form of Nonqualified Stock Option Agreement under the Vonage Holdings Corp. 2006 Incentive Plan
99.4	Form of Restricted Stock Agreement under the Vonage Holdings Corp. 2006 Incentive Plan